UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2016
CAREY WATERMARK INVESTORS 2 INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

000-55461	46-5765413
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
The information set forth under Item 2.01 of this Current Report on Form 8-K (the “Report”) is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets
On June 28, 2016, a wholly-owned subsidiary of Carey Watermark Investors 2 Incorporated (“CWI 2”) completed the acquisition of Le Méridien Arlington from HEI Hotels & Resorts, an unaffiliated third party. The 154-guestroom Le Méridien is housed within a mixed-use development that also includes 647,243 square feet of Class A office space and 136 residential units. CWI 2’s total investment in the property is approximately $59.7 million, including a $56.5 million purchase price and approximately $3.2 million of acquisition-related costs and planned capital improvements.

CWI 2 obtained $35.0 million in non-recourse debt financing, with a floating annual interest rate of London Interbank Offered Rate plus 2.75%, which is subject to an interest rate cap, and a maturity date of June 28, 2020. The loan is interest-only for the first 36 months.

The foregoing description does not purport to be complete and is subject to, and qualified its entirety by, reference to (i) the Agreement for Sale and Purchase of Hotel, dated as of May 26, 2016, by and between HEI Rosslyn, LLC, a Delaware limited liability company, and CWI 2 Arlington Hotel, LLC, a Delaware limited liability company, and (ii) the First Amendment to Agreement for Sale and Purchase of Hotel, dated as of June 24, 2016, by and between HEI Rosslyn, LLC, a Delaware limited liability company, and CWI 2 Arlington Hotel, LLC, a Delaware limited liability company. Copies of the agreements are filed hereto as Exhibit 10.1 and 10.2 are incorporated herein by reference.
Item 9.01 - Financial Statements and Exhibits.
(a) and (b)
Pursuant to Items 9.01(a) and (b) of Form 8-K, the registrant hereby undertakes to file any financial statements required to be filed in response to Item 2.01 of Form 8-K through an amendment to this Report within 71 days after the date that this Report is filed.
(d) Exhibits
Exhibit No.    Description

10.1
Agreement for Sale and Purchase of Hotel, dated as of May 26, 2016, by and between HEI Rosslyn, LLC, a Delaware limited liability company, and CWI 2 Arlington Hotel, LLC, a Delaware limited liability company.

10.2
First Amendment to Agreement for Sale and Purchase of Hotel, dated as of June 24, 2016, by and between HEI Rosslyn, LLC, a Delaware limited liability company, and CWI 2 Arlington Hotel, LLC, a Delaware limited liability company.

2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carey Watermark Investors 2 Incorporated

Date:	July 5, 2016	By:	/s/ Noah K. Carter
Noah K. Carter
Controller and Principal Accounting Officer

3